                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 12, 1998


                       BROOKDALE LIVING COMMUNITIES, INC.
                    ---------------------------------------

             (Exact name of registrant as specified in its charter)


          Delaware                       0-22253                36-4103821
-------------------------------          -------          ----------------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
---------------------------------------------------       ----------------------
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 12, 1998, Brookdale Living Communities of California, Inc. ("BLC-California"), a subsidiary of Brookdale Living Communities, Inc., entered into an operating lease (the "Atrium Lease") with the Atrium of San Jose LLC, an unaffiliated third party (the "Atrium Lessor"), pursuant to which BLC-California leases a 292-unit senior and assisted living facility located in San Jose, California, known as The Atrium of San Jose (the "Atrium Facility"). The initial term of the Atrium Lease commenced on May 12, 1998 and expires on May 1, 2003. BLC-California has the option to renew the Atrium Lease for up to five
(5) one-year periods through May 1, 2008. Under the initial term of the Atrium Lease, BLC-California is obligated to make monthly rent payments in the amount of $191,551 and variable quarterly rent payments, the amount of which varies based on LIBOR and is estimated to be approximately $27,000. During the term of the Atrium Lease, BLC-California is responsible for the payment of all operating expenses related to the Atrium Facility. BLC-California's obligations under the Lease are secured by a pledge of securities currently valued at approximately $6.97 million. The Atrium Lease grants BLC-California the option to purchase the Atrium Facility from the Atrium Lessor. The Atrium Lessor purchased the Atrium Facility on May 12, 1998, in part, by the assumption of an existing mortgage loan held by LaSalle National Bank, as Trustee for the Registered Holders of DLJ Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-CF1, and with funds contributed to the Atrium Lessor by SELCO Service Corporation. A portion of the contributed funds consisted of proceeds of loans made to SELCO Service Corporation by Healthcare Realty Trust Incorporated and Key Corporate Capital, Inc.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

a)   Financial statements of businesses acquired

     The financial statements required by Item 7(a) are presently being prepared and have not been included in this Form 8-K. The required financial statements will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this report.

b)   Pro forma financial information

     The pro forma financial information required by Item 7(b) is presently being prepared and has not been included in this Form 8-K. The required pro forma financial information will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this report.

c)   Exhibits

 Exhibit
  Number    Description
 -------    -----------
   10.1     Lease dated as of May 11, 1998 by and between Brookdale Living
            Communities of California, Inc., as lessee, and Atrium of San Jose
            LLC, as lessor-owner

 Exhibit
  Number    Description
 -------    -----------
   10.2     Note and Deed of Trust Modification and Assumption Agreement dated as of May 12, 1998 by and among LaSalle National Bank, as Trustee for the Registered Holders of DLJ Mortgage Acceptance Corp.,
            Commercial Mortgage Pass-Through Certificates, Series 1996-CF1
            ("Trustee"), Atrium Venture, The Atrium of San Jose LLC and
            Brookdale Living Communities of California, Inc.

   10.3     Leasehold Deed of Trust, Assignment of Rents, Security Agreement and
            Fixture Filing dated as of May 12, 1998 by Brookdale Living
            Communities of California, Inc. in favor of The Atrium of San Jose
            LLC

   10.4     Pledge and Security Agreement dated as of May 12, 1998 by Brookdale
            Living Communities of California, Inc. and The Atrium of San Jose
            LLC in favor of Key Corporate Capital, Inc. and SELCO Service
            Corporation

   10.5     Indemnity and Guaranty Agreement dated as of May 12, 1998 from
            Brookdale Living Communities of California, Inc. and Brookdale
            Living Communities, Inc. in favor of Trustee

   10.6 Hazardous Substances Indemnity Agreement dated as of May 12, 1998 from The Atrium of San Jose LLC, Brookdale Living Communities of
            California, Inc. and Brookdale Living Communities, Inc. in favor of
            Trustee

   10.7     Indemnity and Guaranty Agreement dated as of May 12, 1998 from
            Brookdale Living Communities, Inc. in favor of Healthcare Realty
            Trust Incorporated

   10.8     Indemnity Agreement dated as of May 12, 1998 by and among Brookdale
            Living Communities, Inc. in favor of The Atrium of San Jose LLC,
            Healthcare Realty Trust Incorporated, Key Corporate Capital, Inc.,
            SELCO Service Corporation and Wilmington Trust Company

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BROOKDALE LIVING COMMUNITIES, INC.
                                         ----------------------------------
                                         Registrant



Dated: May 26, 1998                      By:  /s/  Robert J. Rudnik
                                             ----------------------------------
                                             Robert J. Rudnik
                                             Executive Vice President
                                             General Counsel and Secretary